UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On October 12, 2023, Venus Concept Inc. (the “Company”) announced the appointment of Hemanth Varghese, Ph.D., CFA, as the Company’s President and Chief Operating Officer, effective October 16, 2023.

Dr. Varghese, age 48, served as the Company’s President and Chief Business & Innovation Officer from February 2023 until his appointment as President and Chief Operating Officer. Dr. Varghese joined the Company as its President and Chief Business Officer in October 2022. Before joining the Company, Dr. Varghese served as Senior Vice President of Strategy & Operations at HLS Therapeutics from 2017 until 2022. He previously worked for Endo International Plc, a multinational healthcare company, from 2014 until 2017, as President of International Pharmaceuticals and Executive Vice President of Corporate Development & Strategy. From 2009 until 2014, Dr. Varghese served as General Manager of Vision Care at Bausch & Lomb and Senior Vice President of Corporate Development at Valeant Pharmaceuticals (now Bausch Health). He has also held leadership roles in venture capital and corporate development enterprises with a specialization in healthcare technology, medical devices, and imaging modalities. Dr. Varghese has an Honors BSc and a PhD in Medical Biophysics from Western University and is a CFA charter holder.

In connection with his appointment as President and Chief Operating Officer, Dr. Varghese received a $55,000 raise to his base salary, from $370,000 to $425,000 and the percentage of his base salary that will be paid upon achievement by Dr. Varghese and the Company of performance goals at the target level was increased to 65% from 60%.

There are no arrangements or understandings between Dr. Varghese and any other persons pursuant to which he was selected as the Company’s President and Chief Operating Officer, nor are there any family relationships between Dr. Varghese and any director or executive officer of the Company. Dr. Varghese has not been party to any reportable transactions with the Company pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

On October 12, 2023, the Company issued a press release announcing the appointment of Dr. Varghese as President and Chief Operating Officer. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor incorporated by reference in any filing under the Securities or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: October 12, 2023	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer